SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


  Date of Report (Date of earliest event reported)................June 17, 1997


                        SOUTH BRANCH VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)



         West Virginia               0-16587                   55-0672148
        ---------------              -------                   ----------
       (State of other             (Commission              (I.R.S. Employer
        jurisdiction                File Number)             Identification No.)
        of incorporation)




             310 North Main Street, Moorefield, West Virginia 26836
        -------------------------------------------------------------
         (Address of principal executive offices, including zip code)




       Registrant's telephone number, including area code (304) 538-2353
                                                          --------------







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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      SECURITY AND BANK

     This statement relates to the consummation of the previously reported proposed purchase of 424,680 shares of the Common Stock (the "Shares") of Capital State Bank, Inc. ("Capital State Bank"), 2402 Mountaineer Boulevard, South Charleston, West Virginia 25309. On June 17, 1997, South Branch consummated its acquisition of the Shares.

     On March 12, 1997, South Branch executed a Stock Purchase Agreement with Ferris, Baker Watts, Inc. to purchase 50,000 shares of the Common Stock of Capital State Bank at a purchase price of $10.25 per share (the "Ferris, Baker Watts" Shares). This purchase was consummated on March 14, 1997. On June 18, 1997, in consideration for their willingness to serve on the Board of Directors of Capital State Bank, South Branch transferred 500 shares each for a total of 1,500 shares of the 50,000 shares it had purchased from Ferris, Baker Watts to Messrs. H. Charles Maddy, III, James M. Cookman and Harold K. Michael. South Branch Valley Bancorp, Inc. has previously filed a Form 8-K dated January 15, 1997, an 8-K dated February 7, 1997, and an 8-K dated March 14, 1997, relating to the proposed purchase of 424,680 shares of Capital State Bank, Inc. To the extent not amended herein, South Branch's prior filings are incorporated herein by reference.


      IDENTITY AND BACKGROUND

     The person filing this statement is South Branch Valley Bancorp, Inc. ("South Branch") whose principal office is located at 310 North Main Street, Moorefield, West Virginia. South Branch is a bank holding company organized under the laws of the State of West Virginia. Its principal business is the operation of its subsidiary, South Branch Valley National Bank, Moorefield, West Virginia, which engages in the business of banking.

     In addition to the above, set forth below is required information concerning the directors and executive officers of South Branch, including each individual's name, address, present principal occupation or employment, corporation or other organization in which employment is conducted and place of citizenship.


  Name & Address              Occupation                          Citizenship
-------------------------- ---------------------------------- ------------------
Oscar M. Bean              Senior Partner                         United States
     P. O. Box 30          Bean & Bean, Attorneys at Law
     Moorefield, WV  26836 118 Washington Street, Moorefield,
                           WV  26836

Donald W. Biller           President, D. W. Biller, Inc.          United States
    HC 83, Box 30          HC 83, Box 30 (farming operation)
    Lost River, WV  26811  Lost River, WV  26811


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James M. Cookman           President, Cookman Insurance Center,   United States
    P. O. Box 37           Inc.  P. O. Box 490 (insurance agency)
    Petersburg, WV  26847  Petersburg, WV  26847

                           President, Cookman Realty Group, Inc.
                           P. O. Box 490 (real estate
                           holding company)
                           Petersburg, WV 26847

                           President, Transcover, Inc.
                           P. O. Box 490  (aviation insurance
                           agency)
                           Petersburg, WV 26847

John W. Crites             President, Allegheny Wood Products,    United States
    46 Point Drive         Inc.
    Petersburg, WV  26847  P. O. Box 867 (wood products industry)
                           Petersburg, WV 26847

                           Partner,  Allegheny Dimension,  LLC
                           HC83, Box 5 (wood products industry)
                           Petersburg, WV 26847

                           Partner, JPC, LLC
                           P. O. Box 867 (wood products industry)
                           Petersburg, WV 26847

                           Partner, KJV Aviation, Inc.
                           P. O. Box 867 (airplane charter service)
                           Petersburg, WV 26847

Thomas J. Hawse, III       President, Hawse Food Market, Inc.     United States
    P. O. Box 602          Rt. 220, North  (retail grocery)
    Moorefield, WV  26836  Moorefield, WV  26836

                           Partner, Hawse Brothers


Phoebe F. Heishman         Publisher & Editor, Moorefield         United States
    136 South Main Street  Examiner
    P. O. Box 380          P. O. Box 380 (weekly newspaper)
    Moorefield, WV  26836  Moorefield, WV  26836

Gary L. Hinkle             President, Hinkle Trucking, Inc.       United States
    P. O. Box 65           P. O. Box 65  (trucking company)
    Circleville, WV  26804 Circleville, WV  26804

                           President, Dettinburn Transport, Inc.
                           HC 59, Box 360  (trucking company)
                           Petersburg, WV  26847

                           President, Mt. Storm Fuel Corporation
                           P. O. Box 55 (fuel distributor)
                           Circleville, WV 26804


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Jeffrey E. Hott            Vice President, Franklin Oil Company   United States
    HC 60, Box 27A         P. O. Box 517 (fuel distributor)
    Franklin, WV  26807    Franklin, WV   26807

                           Vice President, E. E. Hott, Inc.
                           P. O. Box 656 (real estate holding co.)
                           Franklin, WV  26807

                           Vice President, Hott's Ag Services, Inc.
                           P. O. Box 656 (retail agricultural sales)
                           Franklin, WV   26807

H. Charles Maddy, III      President, South Branch Valley         United States
    P. O. Box 79           Bancorp, Inc.
    Old Fields, WV  26845  310 N. Main Street(bank holding company)
                           Moorefield, WV 26836

                           President & Chief Executive Officer
                           South Branch Valley National Bank
                           310 N. Main Street
                           Moorefield, WV 26836

Harold K. Michael          Agent, Nationwide Insurance            United States
    P. O. Box 300          P. O. Box 300
    Moorefield, WV  26836  Moorefield, WV  26836

                           Member, West Virginia House of
                           Delegates

Mary Ann Ours              President, Ours Valley View Farms,     United States
    P. O. Box 541          Inc., P. O. Box 541
    Moorefield, WV  26836  (poultry & beef operation)
                           Moorefield, WV  26836

Russell F. Ratliff, Jr.    Vice President                         United States
    P. O. Box 925          South Branch Valley National Bank
    Moorefield, WV  26836  310 N. Main Street
                           Moorefield, WV 26836

Harry C. Welton, Jr.       Retired owner of family farming        United States
    HC 66, Box 28          operation
    Moorefield, WV  26836

Renick C. Williams         President, South Branch Inn, Inc.      United States
    P. O. Box 664          P. O. Box 664 (family operated
    Moorefield, WV  26836  motel)
                           Moorefield, WV 26836

                           President, Fort Pleasant Farms, Inc.
                           P. O. Box 664 (family farming operation)
                           Moorefield, WV 26836

                           President, Hampshire S & J Co., Inc.
                           P. O. Box 664 (commercial
                           property rental)
                           Moorefield, WV 26836


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Scott C. Jennings          Vice President                         United States
    P. O. Box 438          South Branch Valley National Bank
    Moorefield, WV 26836   310 N. Main Street
                           Moorefield, WV 26836


During the past five years, none of the above-named persons has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, no such person has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction, and as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of or prohibiting or mandating activities subject to Federal or state securities laws or finding any violation with respect to such laws.


      SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATIONS

     As stated in its Form 8-K dated January 15, 1997, South Branch executed a letter of intent dated January 15, 1997 (the "Letter of Intent") to purchase 275,000 shares, or approximately 23%, of Capital State Bank, Inc. ("Capital State Bank") from Fred L. Haddad at a purchase price of $11.00 per share. The Letter of Intent was contingent on the happening of several events, including but not limited to (i) execution of a definitive stock purchase agreement; (ii) the ability of South Branch to purchase an additional 149,680 shares of Capital State Bank stock at a purchase price of $11.00 per share from the following individuals: Karen L. Haddad - 10,000 shares, Larry Haddad - 20,000 shares, Susan Haddad - 60,000 shares, Lauren Haddad - 15,000 shares, Elizabeth Haddad - 15,000 shares and Paul White 29,680 shares, (herein collectively referred to as the "Additional Shares"); (iii) the ability of South Branch to obtain all regulatory approvals; and (iv) completion of a due diligence review of financial, legal, accounting and environmental matters that is satisfactory to South Branch. At the time of filing of South Branch's Form 8-K dated January 15, 1997, letters of intent with the holders of the Additional Shares had not been executed.

     Since the filing of that 8-K, South Branch (i) executed letters of intent with the holders of the Additional Shares and (ii) executed a definitive stock purchase agreement with Mr. Haddad and the holders of the Additional Shares (the "Stock Purchase Agreement"). In addition, certain members of the Board of Directors of South Branch own stock in Capital State Bank. Messrs, John W. Crites, H. Charles Maddy, III, Gary L. Hinkle, James M. Cookman and Harold K. Michael each own 5,000, 800, 1,000, 500 and 500 shares, respectively (the "Affiliate Shares"). The acquisition of Mr. Haddad's Shares and the Additional Shares (collectively the "Shares") and the purchase of the Ferris, Baker Watts Shares reported in Amendment No. 2 to this 8-K, combined with the Affiliate Shares will result in South Branch owning approximately 40% of Capital State Bank, Inc.

     The source and amount of funds used in purchasing the Shares was (i) $178,690.50 in funds currently available from South Branch, and (ii) a loan in an amount not to exceed $3,000,000 from the Potomac Valley Bank, Petersburg, West Virginia. The source of the remaining $1,492,789.50 was funds available to South Branch as a result of its sale of authorized but unissued shares of South Branch stock to certain directors at a purchase price of $43.50 per share. The sale

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of South Branch stock to those  directors was also  consummated on June 17, 1997 and information concerning such purchases will be reported in a Schedule 13D to be filed with the Securities and Exchange Commission by the directors purchasing stock. The directors who purchased South Branch stock and the amount they purchased are as follows:

                                                              Amount of Shares
                                                              of Applicant Owned
Director's Name        Number of Shares     Dollar Amount     After Acquisition
--------------------- ------------------  -----------------  -------------------
                                                               Number     %
                                                             ---------  -----
John W. Crites               25,300           $1,100,550.00    51,205   12.40
Gary L. Hinkle                4,600              200,100.00    14,517    3.52
Jeffrey E. Hott               2,530              110,055.00    21,505    5.21
Oscar M. Bean                   575               25,012.50     9,274    2.25
Donald W. Biller                506               22,011.00     6,626    1.61
Thomas J. Hawse, III            300               13,050.00     3,100    0.75
Mary Ann Ours                   506               22,011.00     5,121    1.24
                            -------            ------------    ------    ----

                             34,317           $1,492,789.50   111,348   26.98%
                          =========            ============  ========   ======

     As discussed in prior filings, the proposed transaction with respect to the Shares was subject to prior regulatory approval by state and federal bank regulatory authorities. The purchase of the Ferris, Baker Watts Shares was not subject to prior regulatory approval because such purchase constitutes less than 5% of the issued and outstanding stock of Capital State Bank. Regulatory approval is not required for a purchase of 5% or less. All required regulatory approvals have been obtained by South Branch. The sale of stock to directors is not part of an overall plan by this group to obtain control of South Branch.


      PURPOSE OF TRANSACTION

     The purpose of this transaction is to permit South Branch to obtain control of Capital State Bank, Inc. At this time, it is the intention of South Branch to accumulate enough stock to motivate its discussions with management of Capital State Bank, Inc. and to enhance the prospects that the contemplated transaction will be successfully consummated by reducing the possibility of a third party making an unsolicited acquisition proposal.

     At this time, South Branch is considering the option of seeking to acquire the remaining shares of Capital State Bank, Inc., through a negotiated merger proposal with current management. South Branch and Capital State Bank are currently engaged in preliminary merger

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discussions.  No  agreement  has  been  reached  by the  parties.  South  Branch contemplates that if such preliminary merger discussions result in an agreement, such proposal would include negotiations concerning the resignation of certain board members and the filling of board vacancies. Since the filing of its initial 8-K, pursuant to the Stock Purchase Agreement, two directors of Capital State Bank, Inc., Karen L. Haddad and Paul White have resigned. Since the filing of Amendment No. 1 to the FR-11, Larry Haddad has resigned as Chairman of the Board of Directors. Charles Piccirillo is now acting Chairman of the Board. On June 17, 1997, Messrs. H. Charles Maddy, III, James M. Cookman, and Harold K. Michael were elected to the Board of Directors of Capital State Bank.


      INTEREST IN SECURITIES OF THE ISSUER

     The aggregate number and percentage of the common stock of Capital State Bank, Inc. beneficially owned by South Branch is 473,180 shares. This amount, combined with the Affiliate Shares will give South Branch approximately 40% interest in Capital State Bank. Messrs. John W. Crites, H. Charles Maddy, III, Gary L. Hinkle, James M. Cookman and Harold K. Michael each own 5,000, 800, 1,000, 500 and 500 shares of Capital State Bank, respectively.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          SOUTH BRANCH VALLEY BANCORP, INC.


         June 24, 1997                     /s/  H. Charles Maddy, III
      -------------------             ----------------------------------
             Date                          By:   H. Charles Maddy, III
                                           Its:   President

      The original statement shall be signed by each person on whose behalf the statement is filed on his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of this filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.


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